UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  October 11, 2018

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach CA 92663

 (Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 11, 2018 (the “Closing Date”), DPW Holdings, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with a certain institutional investor (the “Investor”) providing for the issuance of (i) an Original Issue Discount Promissory Note (the “Note”) in the principal face amount of $565,000 due December 8, 2018, for a purchase price of $510,000, and (ii) 400,000 shares of common stock to be issued by the Company, subject to approval of the NYSE American (the “Commitment Shares”).

The issuance the Commitment Shares will be made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2017, amended on January 8, 2018, and declared effective by the SEC on January 11, 2018. The Company will file a prospectus supplement to such registration statement on Form S-3 to register the Commitment Shares under the Securities Act of 1933, as amended, within ten (10) days after the approval of the NYSE American.

Original Issue Discount Promissory Note

The Note has a principal face amount of $510,000 for a purchase price of $565,000. Pursuant to the Note, the Company shall pay interest in the amount of $27,500 on December 8, 2018 (the “Maturity Date”). The Note contain standard and customary events of default including, but not limited to, failure to make payments when due under the Note, failure to comply with certain covenants contained in the Note, or bankruptcy or insolvency of the Company. So long as no Event of Default (as defined in the Note) exists, upon 10 days written notice to the Investors, the Company may prepay the full outstanding principal and accrued and unpaid interest at any time without penalty.

If the Note is not paid in full on the Maturity Date, the principal which remains due, plus the unpaid interest, if any, shall bear interest from the Maturity Date at the rate of eighteen percent (18%) per annum until paid.

The foregoing are only brief descriptions of the material terms of the SPA and the Note, the forms of which are attached hereto as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

4.1	Form of Original Issue Discount Promissory Note
10.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: October 11, 2018	/s/ Milton C. Ault, III
Milton C. Ault, III Chief Executive Officer